KL Allocation Fund

Advisor Class Shares (Ticker Symbol: GAVAX)

Institutional Class Shares (Ticker Symbol: GAVIX)

A series of Investment Managers Series Trust

Supplement dated April 23, 2021, to the

Prospectus dated January 1, 2021.

Effective immediately, the second paragraph under the heading entitled “Fund Expenses” beginning on page 17 of the Prospectus is deleted in its entirety and replaced with the following:

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of Advisor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees.

Please file this Supplement with your records.